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                                                                    EXHIBIT 23.1


                       Consent of Pedersen & Houpt, P.C.

     Pedersen & Houpt, P.C. hereby consents to all references made to it in the Registration Statement on Form S-1 of Blue Rhino Corporation, as filed with the Securities and Exchange Commission on March 10, 1998.


                                /s/ Pedersen & Houpt, P.C.
                                --------------------------
                                Pedersen & Houpt, P.C.

                                Pedersen & Houpt, P.C.
                                Chicago, Illinois
                                March 10, 1998